UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 24, 2014

QuickLogic Corporation

(Exact name of registrant as specified in its charter)

Delaware	000-22671	77-0188504
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1277 Orleans Drive, Sunnyvale, CA	94089-1138
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (408) 990-4000

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07 Submission of Matters to a Vote of Security Holders

The 2014 Annual Meeting of Stockholders of QuickLogic Corporation was held on Thursday, April 24, 2014. The following matters were voted upon at the meeting:

(i)	The following nominees were elected to hold office as Class III directors until the date on which the Annual Meeting of Stockholders is held in 2017:

Nominee	Votes For	Votes Withheld	Broker Non-Votes
Edgar Auslander	11,606,492	80,927	35,800,524
E. Thomas Hart	11,527,950	159,469	35,800,524
Christine Russell	11,589,305	98,114	35,800,524

(ii)	An advisory vote on executive compensation.

Votes For	10,292,903
Votes Against	1,131,088
Abstentions	263,428
Broker Non-Votes	35,800,524

(iii)	The ratification of BDO USA, LLP as the independent registered public accounting firm of QuickLogic Corporation for the fiscal year ending December 28, 2014.

Votes For	47,339,002
Votes Against	109,908
Abstentions	39,033

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 29, 2014	QuickLogic Corporation

/s/ Ralph S. Marimon
Ralph S. Marimon
Vice President of Finance and Chief Financial Officer

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